NEWS RELEASE

Arlo Reports Fourth Quarter and Full Year 2022 Results

Full year revenue of $490 million, growing 13% year over year
Full year service revenue of $136 million, growing 32% year over year
Full year service gross margin of 67%
Q4 ARR ended at $138 million, growing 53% year over year
1.9 million in Cumulative Paid Accounts

Carlsbad, California - March 7, 2023 - Arlo Technologies, Inc. (NYSE: ARLO), a leading smart home security brand, today reported financial results for the fourth quarter and full year ended December 31, 2022.

“Arlo executed well during a transformative 2022, delivering Q4 revenue above guidance and full year revenue that rose 13% year over year. Our high-margin subscription business continues its strong growth, adding almost 800,000 paid accounts in 2022 and surpassing 2 million total paid accounts next week. This milestone reflects an inflection point in our business that will lead to record levels of profitability for Arlo going forward," said Matthew McRae, Chief Executive Officer of Arlo Technologies. “Armed with a slate of critically acclaimed products and a new strategic partnership with Citizens Pay, Arlo is poised to disrupt the antiquated home security market and deliver even greater shareholder value in 2023 as we drive to full year non-GAAP profitability.”

Financial and Business Highlights (1)

Q4 2022 Summary
•Q4 total revenue of $118.5 million, a decrease of 17.0% year over year.
•Record Q4 service revenue of $38.3 million, for growth of 34.6% year over year.
•Ended the quarter with ARR of $137.8 million, growing 52.9% year over year. (2)
•GAAP services gross margin of 69.1%; non-GAAP services gross margin of 69.7% in Q4.
•Added 189,000 paid accounts in Q4, a year over year decrease of 0.5%.
•GAAP gross profit of $32.0 million, an increase of 0.8% year over year; non-GAAP gross profit of $33.2 million, an increase of 1.6% year over year.
•GAAP gross margin of 27.0%; non-GAAP gross margin of 28.0%.
•GAAP net loss per diluted share of $(0.25); non-GAAP net loss per diluted share of $(0.04).

FY2022 Summary
•2022 total revenue of $490.4 million, an increase of 12.7% year over year.
•2022 GAAP gross profit of $136.0 million, an increase of 25.9% year over year; non-GAAP gross profit of $140.9 million, an increase of 25.8% year over year.
•2022 GAAP gross margin of 27.7%; non-GAAP gross margin of 28.7%.
•2022 GAAP net loss per diluted share of $(0.65); non-GAAP net loss per diluted share of $(0.07).
•Ending cash and cash equivalents and short-term investments balance of $113.7 million and no outstanding balance drawn under our credit facility as of December 31, 2022.

	Three Months Ended			Twelve Months Ended
	December 31, 2022	October 2, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands, except percentage and per share data)
Revenue	$118,527	$128,157	$142,861	$490,414	$435,137
GAAP Gross Margin	27.0%	28.7%	22.2%	27.7%	24.8%
Non-GAAP Gross Margin (1)	28.0%	29.7%	22.9%	28.7%	25.7%
GAAP Net Loss per Diluted Share	$(0.25)	$(0.16)	$(0.08)	$(0.65)	$(0.68)
Non-GAAP Net Income (Loss) per Diluted Share (1)	$(0.04)	$(0.05)	$0.04	$(0.07)	$(0.11)
_________________________
(1)    Reconciliation of financial measures computed on a GAAP basis to the most directly comparable financial measures computed on a non-GAAP basis is provided at the end of this press release.

(2)    ARR is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognized from our paid accounts and excludes prepaid service revenue and non-recurring engineering (NRE) service revenue from strategic partners.

First Quarter 2023 Business Outlook (3)

A reconciliation of our business outlook on a GAAP and non-GAAP basis is provided in the following table:

Three Months Ended April 2, 2023
	Revenue	Net Income (Loss) per Diluted Share
(in millions, except per share data)
GAAP	$100 - $110	$(0.23) - $(0.17)
Estimated adjustments for (3):
Stock-based compensation expense	—	0.16
Non-GAAP	$100 - $110	$(0.07) - $(0.01)
_________________________
(3)    Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; impairment charges; discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards; and any additional impacts relating to the implementation of U.S. tax reform. New material income and expense items such as these could have a significant effect on our guidance and future results.

Investor Conference Call / Webcast Details

Arlo will review the fourth quarter and full year 2022 results and discuss management’s expectations for the first quarter of 2023 today, Tuesday, March 7, 2023 at 5:00 p.m. ET (2:00 p.m. PT). The toll-free dial-in number for the live audio call is (888) 660-6387. The international dial-in number for the live audio call is +1 (929) 203-1909. The conference ID for the call is 7749064. A live webcast of the conference call will be available on Arlo’s Investor Relations website at https://investor.arlo.com. A replay of the call will be available via the web at https://investor.arlo.com.

About Arlo Technologies, Inc.

Arlo is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. Arlo’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, software and services, including wire-free smart Wi-Fi and LTE-enabled security cameras, audio and video doorbells, a floodlight, home security systems, and the Arlo Apps: Arlo Secure, and Arlo Safe, AI-based subscription services designed to maximize security through personalized notifications and emergency services for quicker help during a crisis.

With a mission to bring users peace of mind, Arlo is as passionate about protecting user privacy as it is about safeguarding homes and families. Arlo is committed to supporting industry standards for data protection designed to keep users' personal information private and in their control. Arlo does not monetize personal data, provides enhanced controls for user data, supports privacy legislation, keeps user data safely secure, and puts security at the forefront of company culture.

© 2023 Arlo Technologies, Inc., Arlo and the Arlo logo are trademarks and/or registered trademarks of Arlo Technologies, Inc. and/or certain of its affiliates in the United States and/or other countries. Other brand and product names are for identification purposes only and may be trademarks or registered trademarks of their respective holder(s). The information contained herein is subject to change without notice. Arlo shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Arlo Investor Relations
Erik Bylin
investors@arlo.com
(510) 315-1004

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for Arlo Technologies, Inc.:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent our expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding its potential future business, operating performance and financial condition, including descriptions of its expected revenue and profitability (and related timing), GAAP and non-GAAP gross margins, operating margins, tax rates, expenses, and cash outlook; the expansion of our product portfolio with Arlo Safe and the Security System; strategic objectives and initiatives; the recurring revenue business model; expectations regarding market expansion and future growth; and others. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: the expansion of our product portfolio with Arlo Safe and the Security System may not materialize; the relationships with strategic enterprise partners may deteriorate; future demand for our products may be lower than anticipated, including due to inflation, lower consumer confidence and rising interest rates; we may be unsuccessful in developing and expanding its sales and marketing capabilities; we may not be able to increase sales of its paid subscription services; consumers may choose not to adopt our new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; we may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; we may fail to manage costs and cost saving initiatives, including the cost of developing new products and manufacturing and distribution of its existing offerings. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect our business are detailed in our periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in the most recently filed Annual Report and Quarterly Report filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. Given these circumstances, you should not place undue reliance on these forward-looking statements. We undertake no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other income (expenses), net, non-GAAP provision for income taxes, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. These supplemental measures exclude adjustments for stock-based compensation expense, restructuring charges, impairment charges, separation expense, litigation reserves, employee retention credit and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP measures, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of our on-going operating results;
•the ability to better identify trends in our underlying business and perform related trend analyses;
•a better understanding of how management plans and measures our underlying business; and

•an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, performance-based stock options, restricted stock units (RSU), performance-based restricted stock units, shares under the employee stock purchase plan granted to employees and employees' annual bonus in RSU form. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Other non-GAAP items are the result of either unique or unplanned events, including, when applicable: restructuring charges, impairment charges, separation expense, amortization of capitalized software, litigation reserves, net and employee retention credit. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Source: Arlo-F

***Financial Tables Attached***

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2022	2021
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$84,024	$175,749
Short-term investments	29,700	—
Accounts receivable, net	65,960	79,564
Inventories	46,554	38,390
Prepaid expenses and other current assets	6,544	9,919
Total current assets	232,782	303,622
Property and equipment, net	7,336	9,595
Operating lease right-of-use assets, net	12,809	14,814
Goodwill	11,038	11,038
Restricted cash	4,155	4,107
Other non-current assets	4,081	4,314
Total assets	$272,201	$347,490

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$52,132	$84,098
Deferred revenue	11,291	29,442
Accrued liabilities	98,855	97,389
Total current liabilities	162,278	210,929
Non-current operating lease liabilities	19,279	21,470
Other non-current liabilities	2,949	2,439
Total liabilities	184,506	234,838
Commitments and contingencies
Stockholders’ Equity:
Preferred stock: $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	—	—
Common stock: $0.001 par value; 500,000,000 shares authorized; shares issued and outstanding: 88,887,139 at December 31, 2022 and 84,453,212 at December 31, 2021	89	84
Additional paid-in capital	433,138	401,367
Accumulated other comprehensive loss	(107)	—
Accumulated deficit	(345,425)	(288,799)
Total stockholders’ equity	87,695	112,652
Total liabilities and stockholders’ equity	$272,201	$347,490

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Twelve Months Ended
	December 31, 2022	October 2, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands, except percentage and per share data)
Revenue:
Products	$80,199	$92,720	$114,396	$353,935	$331,620
Services	38,328	35,437	28,465	136,479	103,517
Total revenue	118,527	128,157	142,861	490,414	435,137
Cost of revenue:
Products	74,700	79,386	100,476	308,692	285,334
Services	11,857	12,021	10,669	45,687	41,768
Total cost of revenue	86,557	91,407	111,145	354,379	327,102
Gross profit	31,970	36,750	31,716	136,035	108,035
Gross margin	27.0%	28.7%	22.2%	27.7%	24.8%
Operating expenses:
Research and development	14,457	16,471	13,644	64,709	59,063
Sales and marketing	20,214	22,193	12,464	70,081	48,909
General and administrative	17,909	12,253	12,584	55,932	49,489
Restructuring charges	1,805	—	—	1,805	—
Impairment charges	—	—	—	—	9,116
Others	10	273	254	387	1,596
Total operating expenses	54,395	51,190	38,946	192,914	168,173
Loss from operations	(22,425)	(14,440)	(7,230)	(56,879)	(60,138)
Operating margin	(18.9)%	(11.3)%	(5.1)%	(11.6)%	(13.8)%
Interest income (expense), net	512	290	(15)	926	11
Other income (expense), net	(12)	19	605	302	4,775
Loss before income taxes	(21,925)	(14,131)	(6,640)	(55,651)	(55,352)
Provision for income taxes	230	304	152	975	677
Net loss	$(22,155)	$(14,435)	$(6,792)	$(56,626)	$(56,029)
Net loss per share:
Basic	$(0.25)	$(0.16)	$(0.08)	$(0.65)	$(0.68)
Diluted	$(0.25)	$(0.16)	$(0.08)	$(0.65)	$(0.68)
Weighted average shares used to compute net loss per share:
Basic	88,743	88,124	84,367	87,173	82,688
Diluted	88,743	88,124	84,367	87,173	82,688

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net loss	$(56,626)	$(56,029)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	48,476	38,030
Impairment charges	—	9,116
Depreciation and amortization	4,768	5,975
Allowance for credit losses and inventory reserves	(190)	(3,125)
Deferred income taxes	181	(296)
Others	24	(3)
Changes in assets and liabilities:
Accounts receivable, net	13,517	(1,739)
Inventories	(7,887)	29,258
Prepaid expenses and other assets	3,427	(3,463)
Accounts payable	(32,520)	22,156
Deferred revenue	(19,281)	(38,919)
Accrued and other liabilities	149	(24,158)
Net cash used in operating activities	(45,962)	(23,197)
Cash flows from investing activities:
Purchases of property and equipment	(2,010)	(2,268)
Purchases of short-term investments	(69,305)	—
Proceeds from maturities of short-term investments	39,542	20,000
Net cash provided by (used in) investing activities	(31,773)	17,732
Cash flows from financing activities:
Proceeds related to employee benefit plans	4,260	8,231
Restricted stock unit withholdings	(18,202)	(13,201)
Net cash used in financing activities	(13,942)	(4,970)
Net decrease in cash, cash equivalents and restricted cash	(91,677)	(10,435)
Cash, cash equivalents and restricted cash, at beginning of period	179,856	190,291
Cash, cash equivalents and restricted cash, at end of period	$88,179	$179,856

Non-cash investing activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$946	$379
Supplemental cash flow information:
Cash paid for income taxes, net	$415	$964

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

UNAUDITED STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Twelve Months Ended
	December 31, 2022	October 2, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands, except percentage data)
GAAP gross profit:
Products	$5,499	$13,334	$13,920	$45,243	$46,286
Services	26,471	23,416	17,796	90,792	61,749
Total GAAP gross profit	31,970	36,750	31,716	136,035	108,035
GAAP gross margin:
Products	6.9%	14.4%	12.2%	12.8%	14.0%
Services	69.1%	66.1%	62.5%	66.5%	59.7%
Total GAAP gross margin	27.0%	28.7%	22.2%	27.7%	24.8%
Stock-based compensation expense - Products	1,001	1,132	776	4,136	3,532
Stock-based compensation expense - Services	230	233	191	705	385
Non-GAAP gross profit:
Products	6,500	14,466	14,696	49,379	49,818
Services	26,701	23,649	17,987	91,497	62,134
Total Non-GAAP gross profit	$33,201	$38,115	$32,683	$140,876	$111,952
Non-GAAP gross margin:
Products	8.1%	15.6%	12.9%	14.0%	15.0%
Services	69.7%	66.7%	63.2%	67.0%	60.0%
Total Non-GAAP gross margin	28.0%	29.7%	22.9%	28.7%	25.7%

GAAP research and development	$14,457	$16,471	$13,644	$64,709	$59,063
Stock-based compensation expense	(3,715)	(2,679)	(2,391)	(12,317)	(10,865)
Non-GAAP research and development	$10,742	$13,792	$11,253	$52,392	$48,198
Percentage of revenue	9.1%	10.8%	7.9%	10.7%	11.1%

GAAP sales and marketing	$20,214	$22,193	$12,464	$70,081	$48,909
Stock-based compensation expense	(1,731)	(1,389)	(1,444)	(6,290)	(5,391)
Non-GAAP sales and marketing	$18,483	$20,804	$11,020	$63,791	$43,518
Percentage of revenue	15.6%	16.2%	7.7%	13.0%	10.0%

GAAP general and administrative	$17,909	$12,253	$12,584	$55,932	$49,489
Stock-based compensation expense	(10,012)	(4,520)	(5,680)	(25,028)	(17,857)
Litigation reserves, net	(30)	(5)	(3)	(147)	(170)
Non-GAAP general and administrative	$7,867	$7,728	$6,901	$30,757	$31,462
Percentage of revenue	6.6%	6.0%	4.8%	6.3%	7.2%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Twelve Months Ended
	December 31, 2022	October 2, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands, except percentage and per share data)
GAAP total operating expenses	$54,395	$51,190	$38,946	$192,914	$168,173
Stock-based compensation expense	(15,458)	(8,588)	(9,515)	(43,635)	(34,113)
Restructuring charges	(1,805)	—	—	(1,805)	—
Impairment charges	—	—	—	—	(9,116)
Other	(40)	(278)	(257)	(534)	(1,766)
Non-GAAP total operating expenses	$37,092	$42,324	$29,174	$146,940	$123,178

GAAP operating loss	$(22,425)	$(14,440)	$(7,230)	$(56,879)	$(60,138)
GAAP operating margin	(18.9)%	(11.3)%	(5.1)%	(11.6)%	(13.8)%
Stock-based compensation expense	16,689	9,953	10,482	48,476	38,030
Restructuring charges	1,805	—	—	1,805	—
Impairment charges	—	—	—	—	9,116
Other	40	278	257	534	1,766
Non-GAAP operating income (loss)	$(3,891)	$(4,209)	$3,509	$(6,064)	$(11,226)
Non-GAAP operating margin	(3.3)%	(3.3)%	2.5%	(1.2)%	(2.6)%

GAAP other income (expense), net	$(12)	$19	$605	$302	$4,775
Employee retention credit	—	—	(103)	(65)	(2,110)
Non-GAAP other income (expense), net	$(12)	$19	$502	$237	$2,665

GAAP provision for income taxes	$230	$304	$152	$975	$677
GAAP income tax rate	(1.0)%	(2.2)%	(2.3)%	(1.8)%	(1.2)%
Non-GAAP provision for income taxes	$230	$304	$152	$975	$677
Non-GAAP income tax rate	(6.8)%	(7.8)%	3.8%	(19.9)%	(7.9)%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Twelve Months Ended
	December 31, 2022	October 2, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands, except percentage and per share data)
GAAP net loss	$(22,155)	$(14,435)	$(6,792)	$(56,626)	$(56,029)
Stock-based compensation expense	16,689	9,953	10,482	48,476	38,030
Restructuring charges	1,805	—	—	1,805	—
Impairment charges	—	—	—	—	9,116
Other	40	278	154	469	(344)
Non-GAAP net income (loss)	$(3,621)	$(4,204)	$3,844	$(5,876)	$(9,227)

GAAP net loss per share - basic and diluted	$(0.25)	$(0.16)	$(0.08)	$(0.65)	$(0.68)
Stock-based compensation expense	0.19	0.11	0.12	0.56	0.46
Restructuring charges	0.02	—	—	0.02	—
Impairment charges	—	—	—	—	0.11
Other	—	—	—	—	—
Non-GAAP net income (loss) - diluted	$(0.04)	$(0.05)	$0.04	$(0.07)	$(0.11)

Shares used in computing GAAP net income (loss) - basic	88,743	88,124	84,367	87,173	82,688
Shares used in computing non-GAAP net income (loss) - diluted	88,743	88,124	90,679	87,173	82,688

ARLO TECHNOLOGIES, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	December 31, 2022	October 2, 2022	July 3, 2022	April 3, 2022	December 31, 2021
	(in thousands, except headcount and per share data)
Cash, cash equivalents and short-term investments	$113,724	$125,272	$135,258	$145,541	$175,749
Cash, cash equivalents and short-term investments per diluted share	$1.28	$1.42	$1.47	$1.56	$1.94

Accounts receivable, net	$65,960	$82,707	$73,998	$78,054	$79,564
Days sales outstanding	50	59	57	58	50

Inventories	$46,554	$73,243	$39,208	$37,038	$38,390
Inventory turns	6.4	4.3	7.5	8.7	10.5

Weeks of channel inventory:
U.S. retail channel	11.9	13.6	11.9	15.8	7.0
U.S. distribution channel	14.1	5.5	7.4	10.5	8.5
APAC distribution channel	4.7	9.4	9.8	18.1	8.9

Deferred revenue (current and non-current)	$11,503	$12,242	$14,022	$17,375	$30,786

Cumulative registered accounts (1)	7,220	6,930	6,640	6,389	6,131
Cumulative paid accounts (2)	1,862	1,673	1,478	1,272	1,067
Annual recurring revenue (ARR) (3)	$137,764	$125,402	$116,601	$101,341	$90,100

Headcount	343	360	354	358	353
Non-GAAP diluted shares	88,743	88,124	91,787	93,135	90,679
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(1)    We define our registered accounts at the end of a particular period as the number of unique registered accounts on the Arlo platform as of the end of such period. The number of registered accounts does not necessarily reflect the number of end-users on the Arlo platform as one registered account may be used by multiple end-users to monitor the devices attached to that household.

(2)    Paid accounts are defined as any account worldwide where a subscription to a paid service is being collected (either by us or by our customers or channel partners, including Verisure), plus paid service plans of a duration of more than three months bundled with products (such bundles being counted as a paid account after 90 days have elapsed from the date of registration).

(3)    ARR represents the amount of paid service revenue that we expect to recur annually and is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognize from our paid accounts and excludes prepaid service revenue, and NRE service revenue from strategic partners. ARR is a performance metric and should be viewed independently of revenue and deferred revenue, and is not intended to be a substitute for, or combined with, any of these items.

REVENUE BY GEOGRAPHY

	Three Months Ended						Twelve Months Ended
	December 31, 2022		October 3, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	(in thousands, except percentage data)
Americas	$74,131	63%	$71,040	55%	$80,354	56%	$273,981	56%	$271,182	62%
EMEA	39,464	33%	52,542	41%	53,609	38%	196,465	40%	134,232	31%
APAC	4,932	4%	4,575	4%	8,898	6%	19,968	4%	29,723	7%
Total	$118,527	100%	$128,157	100%	$142,861	100%	$490,414	100%	$435,137	100%